UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

Macquarie Energy Transition Infrastructure Fund, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56855	33-3570047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Fifth Avenue
New York, New York		10103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 231-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 3, 2026, Macquarie Energy Transition Infrastructure Fund, L.P. (the “Fund”) sold unregistered limited partnership units (the “Units”) for aggregate consideration of approximately $2,389,000, excluding interests sold through the Fund’s distribution reinvestment plan. The following table details the Units sold by the Fund on August 3, 2026:

	Number of Units Sold(1)	Consideration
Class I	6,454.06	$714,000
Class E	-	$-
Class S	15,283.75	$1,675,000

(1)
The number of Units sold by the Fund was finalized on August 31, 2026, following the calculation of the Fund’s transactional net asset value (“Transactional NAV”) as of July 31, 2026. See Item 7.01 below for more information on the Fund’s Transactional NAV.

On July 1, 2026, the Fund sold Units for aggregate consideration of approximately $7,635,000, excluding interests sold through the Fund’s distribution reinvestment plan. The following table details the Units sold by the Fund on July 1, 2026:

	Number of Units Sold(2)	Consideration
Class I	11,381.23	$1,250,000
Class E	-	$-
Class S	58,642.06	$6,385,000

(2)
The number of Units sold by the Fund was finalized on July 29, 2026, following the calculation of the Fund’s Transactional NAV as of June 30, 2026 and before the Fund's Registration Statement on Form 10 became effective. See Item 7.01 below for more information on the Fund’s Transactional NAV.

The offer and sale of the Units were made as part of the Fund’s continuous private offering to investors that are both (a) accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and (b) qualified purchasers (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) and were exempt from the registration provisions of the Securities Act, pursuant to Section 4(a)(2) and Regulation D thereunder. Units were sold to third-party investors.

The Fund invests alongside other Macquarie-managed vehicles with substantially similar investment objectives and strategies that, together with the Fund, collectively form the “METI Program.” From July 1, 2025 through August 3, 2026, the METI Program (inclusive of the Fund) has sold interests for aggregate cash consideration of approximately $661.4 million(3) as part of its continuous private offering.

Item 7.01 Regulation FD Disclosure.

	Transactional NAV as of June 30, 2026	Transactional NAV as of July 31, 2026
Class I	$109.83	$110.63
Class E	$112.71	$113.73
Class S	$108.88	$109.59

The Fund calculates Transactional NAV for purposes of establishing the price at which transactions in the Fund’s Units are made. A description of the Fund’s valuation process was included under “Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Unitholder Matters” of the Fund’s Registration Statement on Form 10 filed on July 30, 2026. Transactional NAV is based on the month-end values of the Fund’s investments, the addition of the value of any other assets (such as cash on hand), and the deduction of the Fund’s liabilities, including certain fees and expenses, in accordance with the Fund’s valuation policy.

(3)
Other Macquarie vehicles conduct their offerings in currencies other than the U.S. dollar; as such, this figure is approximate and based on exchange rates as of the last business day of the preceding month.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macquarie Energy Transition Infrastructure Fund, L.P.

Date:	August 31, 2026	By:	/s/ Sue Sekar
Name: Sue Sekar Title: Chief Financial Officer